UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

NEW PLAN EXCEL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

(212) 869-3000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

                                On October 28, 2004, New Plan Excel Realty Trust, Inc. (the “Company”) announced its consolidated financial results for the quarter ended September 30, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Third Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated October 28, 2004
99.2	New Plan Excel Realty Trust, Inc. Third Quarter Supplemental Disclosure

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: October 28, 2004	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated October 28, 2004
99.2	New Plan Excel Realty Trust, Inc. Third Quarter Supplemental Disclosure